UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 20, 2017

TECHCARE CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55680

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: (646) 380-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 20, 2017, TechCare Corp. (the “Registrant”) has announced that the memorandum of understanding between the Registrant and Naturalicious Holding B.V. (“Natur”), dated August 23, 2017 (the “MOU”), pursuant to which the Registrant was to acquire certain assets, operations and activities of Natur was terminated by mutual agreement of the parties.

A press release announcing the termination of the MOU was issued on November 20, 2017, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) The following documents are filed as exhibits to this current report on Form 8-K.

Exhibit. No.	Description
99.1	Press release issued by the Registrant titled: “TechCare Announces Termination of Proposed Merger with Natur,” dated November 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Shlomi Arbel
Name:	Shlomi Arbel
Title:	Chief Executive Officer

Date: November 20, 2017